Exhibit 10.1

SECOND RESTATEMENT AGREEMENT

This SECOND RESTATEMENT AGREEMENT, dated as of July 25, 2014 (this “Agreement”), to the Existing Credit Agreement (as defined below), is entered into by and among SEALED AIR CORPORATION, a Delaware corporation (the “Company” and the “Short Term A Borrower”), CRYOVAC, INC., a Delaware corporation (“Cryovac”), DIVERSEY CANADA, INC., an Ontario corporation (the “CDN Borrower”), SEALED AIR JAPAN G.K., a Japanese limited liability company (godo kaisha, and the surviving entity of a merger between Sealed Air Japan Holdings G.K. and Sealed Air Japan G.K.) (the “JPY Borrower”), SEALED AIR LIMITED, a company incorporated in England and Wales (the “Sterling Borrower”), CRYOVAC BRASIL LTDA., a limited company (sociedade limitada) (the “Brazilian Term Borrower”), SEALED AIR B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, having its statutory seat in Nijmegen, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 09114711 and DIVERSEY EUROPE B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, having its statutory seat in Utrecht, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 30179832 (together, the “Euro Borrowers”), SEALED AIR CORPORATION (US), a Delaware corporation (“Sealed Air US”, and together with the Company and Cryovac, collectively the “US Revolver Borrowers”), SEALED AIR LUXEMBOURG S.C.A., a société en commandite par actions incorporated and existing under the laws of Luxembourg, with registered office at 16 avenue Pasteur, L-2310 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under the number B 89671 (the “Lux Revolver Borrower”), CRYOVAC AUSTRALIA PTY LIMITED, ABN 65 004 207 532, a company incorporated under the laws of Australia and SEALED AIR AUSTRALIA (HOLDINGS) PTY LTD, ABN 65 102 261 307, a company incorporated under the laws of Australia (together, the “Australian Revolver Borrowers”) and certain Subsidiaries of the Company from time to time listed on Schedule II of the Second Amended and Restated Credit Agreement (as defined below) (each a “Designated Borrower” and, collectively with the Company, the Short Term A Borrower, Cryovac, Sealed Air US, the CDN Borrower, the JPY Borrower, the Euro Borrowers, the Sterling Borrower, the Brazilian Term Borrower, the US Revolver Borrowers, the Lux Revolver Borrower and the Australian Revolver Borrowers, the “Borrowers”), the Guarantors whose names appear on the signature pages hereto (the “Guarantors”), the banks and financial institutions whose names appear on the signature pages hereto (each individually, a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”), and CITIBANK, N.A., as the Existing Agent (as defined below) and as the additional collateral agent (in such capacity, the “Additional Collateral Agent”) for the Lenders. Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Second Amended and Restated Credit Agreement.

PRELIMINARY STATEMENTS:

(1) The Company and certain of the other Borrowers are party to that certain Syndicated Facility Agreement, originally dated as of October 3, 2011 (as amended and restated by that certain Restatement Agreement, dated as of November 15, 2012, as further amended by that certain Amendment No. 1 to Credit Agreement, dated as of November 27, 2013, and as further amended and/or otherwise modified from time to time immediately prior to the Second

Restatement Effective Date (as defined below), the “Existing Credit Agreement”) with Citibank, N.A., as agent for the lenders party thereto and the other parties referred to therein, pursuant to which such lenders extended or committed to extend certain credit facilities to the Borrowers;

(2) Upon the occurrence of the Replacement Loan Effective Date (as defined in Section 5(1)), certain of the “Lenders” under, and as defined in, the Existing Credit Agreement, and certain other banks and other financial institutions party hereto as Lenders (collectively, the “Replacement Term A Lenders”) will extend Replacement Term Loans (pursuant to, and as defined in, Section 9.01 of the Existing Credit Agreement) to the Company in the form of new CDN Term A Advances, Euro Term A Advances, JPY Term A-1 Advances and Term A Advances (collectively, the “Replacement Term A Advances”), in an initial aggregate principal amount that is equal to the aggregate amount of, and which will be applied to refinance all of, the then-outstanding amounts of principal and interest under the “Term A Advances”, the “CDN Term A Advances”, the “JPY Term A-1 Advances” and the “Euro Term A Advances” (in each case under, and as defined in, the Existing Credit Agreement) (the making of such Replacement Term A Advances and the application of the proceeds thereof, the “Replacement Loan Refinancing”);

(3) Upon the occurrence of the Incremental Effective Date (as defined in Section 5(2)), immediately after the consummation of the Replacement Loan Refinancing, certain of the Replacement Term A Lenders (in such capacity, each an “Incremental Term A Lender”) will extend Other Term Advances (as defined in the Existing Credit Agreement) to the Company in the respective principal amounts set forth on Schedule I hereto (the “Incremental Term A Advances”), which advances shall be used to (I) refinance all of the then-outstanding amounts of Indebtedness under the Term B-1 Facility and the Euro Term B-1 Facility (the prepayment of all outstanding Term B-1 Advances and Euro Term B-1 Advances, and the making of the Other Term Advances used for such purposes, the “Term B Refinancing”) and (II) repay certain amounts then outstanding under the Revolving Credit Facility and/or the Multicurrency Revolving Credit Facility (in each case as defined in the Existing Credit Agreement);

(4) Upon the occurrence of the Second Restatement Effective Date (as defined in Section 5(3)), immediately after the funding of the Incremental Term A Advances, certain of the “Lenders” under, and as defined in, the Existing Credit Agreement, and certain other banks and other financial institutions party hereto as Lenders will extend credit to certain Borrowers (as specified in the Second Amended and Restated Credit Agreement) in the form of new Revolving Credit Commitments (collectively, the “New Revolving Commitments”), in an initial aggregate principal amount equal to the Equivalent of $700 million, and Revolving Credit Advances thereunder shall be made on the Second Restatement Effective Date to refinance all of the remaining then-outstanding amounts of principal and interest under the “Multicurrency Revolving Credit Advances” and the “Revolving Credit Advances” (in each case under, and as defined in, the Existing Credit Agreement), and to pay costs, fees and expenses incurred by the Borrowers in connection with the various transactions described in this Agreement (the extension of such New Revolving Commitments, and the making of such initial Revolving Credit Advances thereunder and the application of the proceeds thereof, as provided herein and in the Second Amended and Restated Credit Agreement, the “Revolver Refinancing” and, together with the Replacement Loan Refinancing and the Term B Refinancing, the “Refinancing”);

(5) To effect all of the foregoing, and to effect other requested changes to the Existing Credit Agreement, including the establishment of a Short Term A Facility and the funding of Short Term A Advances thereunder, and the establishment of the Brazilian Term A Facility (provided, that the Brazilian Term A Advances thereunder may be funded on a delayed-draw basis following the Second Restatement Effective Date, as provided in the Second Amended and Restated Credit Agreement), the Borrowers have requested that “Lenders” (as defined in the Existing Credit Agreement) constituting the “Required Lenders” (as defined in the Existing Credit Agreement, determined after giving effect to the transactions described in paragraphs (3) and (4) above), approve an amendment and restatement of the Existing Credit Agreement in the form of the “Second Amended and Restated Syndicated Facility Agreement” attached as Exhibit A hereto;

(6) Each Lender hereunder that provides a Replacement Term A Advance or a New Revolving Commitment and was not a “Lender” under, and as defined in, the Existing Credit Agreement (each such Lender, an “Additional Lender”) shall, by executing and delivering this Agreement, be deemed to have become a party to the Second Amended and Restated Credit Agreement, as a Lender thereunder and shall have all of the rights and all of the obligations of a Lender thereunder;

(7) Upon the occurrence of the Second Restatement Effective Date (as defined in Section 5(3)), each of the Lenders party hereto shall have the interest(s) shown opposite its name on Schedule I to the Second Amended and Restated Credit Agreement; and

(8) To effect the forgoing in accordance with the terms of the Existing Credit Agreement, the Agent, the Lenders, the Borrowers, the Guarantors and the other Loan Parties have each agreed, subject to the terms and conditions stated below, that the Existing Credit Agreement is amended and restated as set forth herein.

NOW THEREFORE in consideration of the premises and in order to induce the Lenders to extend credit and other financial accommodations to the Borrowers pursuant to the Second Amended and Restated Credit Agreement and the other Loan Documents or otherwise, which the Guarantors hereby agree have benefited and shall continue to benefit the Guarantors and their respective shareholders, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Agent, the Lenders, the Borrowers, the Guarantors and the other Loan Parties hereby covenant and agree as follows:

SECTION 1. Replacement Term A Loans. On and after the Replacement Loan Effective Date (as defined in Section 5(1)), the undersigned Replacement Term A Lenders providing Replacement Term A Advances hereby agree that, pursuant to the terms of the penultimate paragraph of Section 9.01 of the Existing Credit Agreement, (x) such Replacement Term A Lenders shall have a commitment to make Replacement Term A Advances (hereinafter, “Replacement Term A Commitments”) on the Replacement Loan Effective Date, in each case in an amount equal to each amount marked “Rep. Ln.” and set forth opposite each such Replacement Term A Lender’s name (if any) on Schedule I hereof, in each of the columns marked “USD Term A Facility”, “CAD Term A Facility”, “EUR Term A Facility” and/or “JPY Term A Facility” and (y) each Replacement Term A Lender, in its capacity as such, shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under the Existing Credit Agreement and the other Loan Documents. Each Borrower, each Guarantor, the

Existing Agent and the New Agent (as defined below) each hereby agree that from and after the Replacement Loan Effective Date, each Replacement Term A Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Existing Credit Agreement and the other Loan Documents.

SECTION 2. Increase of Term Facilities. On and after the Incremental Effective Date (as defined in Section 5(2)), the undersigned Incremental Term A Lenders providing Incremental Term A Advances hereby agree that, pursuant to the terms of Section 2.04 of the Existing Credit Agreement, (x) such Incremental Term A Lenders shall have a commitment to make Incremental Term A Advances (hereinafter, “Incremental Term A Commitments”) on the Incremental Effective Date, in each case in an amount equal to each amount marked “Inc.” and set forth opposite each such Incremental Term A Lender’s name (if any) on Schedule I hereof in each of the columns marked “USD Term A Facility”, “CAD Term A Facility”, “EUR Term A Facility” and/or “JPY Term A Facility” and (y) each Incremental Term A Lender, in its capacity as such, shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under the Existing Credit Agreement and the other Loan Documents. Each Borrower, each Guarantor, the Existing Agent and the New Agent hereby agree that from and after the Incremental Effective Date, each Incremental Term A Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Existing Credit Agreement and the other Loan Documents.

SECTION 3. Amendment and Restatement of Existing Credit Agreement. The Existing Credit Agreement is, effective as of the Second Restatement Effective Date (as defined in Section 5(3)) and subject to the satisfaction of the conditions precedent set forth in Section 5(3) hereof, hereby amended and restated in its entirety in accordance with the form of the “Second Amended and Restated Syndicated Facility Agreement” attached as Exhibit A hereto (the “Second Amended and Restated Credit Agreement”), and each of Schedule I, Schedule II, Schedule 1.01(i), Schedule 1.01(ii), Schedule 1.01(iii), Schedule 2.01(e), Schedule 4.01(c)(i), Schedule 4.01(c)(ii), Schedule 4.01(l), Schedule 5.01(h), Schedule 5.01(m), Schedule 5.02(a), Schedule 5.02(b), Schedule 5.02(d), Schedule 5.02(e), Schedule 5.02(f), Schedule 5.02(j), and Schedule 5.02(k) to the Existing Credit Agreement is, effective as of the Second Restatement Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended and restated in its entirety in accordance with the forms of amended and restated Schedule I, Schedule II, Schedule 1.01(i), Schedule 1.01(ii), Schedule 1.01(iii), Schedule 2.01(e), Schedule 4.01(c)(i), Schedule 4.01(c)(ii), Schedule 4.01(l), Schedule 5.01(h), Schedule 5.01(m), Schedule 5.02(a), Schedule 5.02(b) and Schedule 5.02(d), Schedule 5.02(e), Schedule 5.02(f), Schedule 5.02(j), and Schedule 5.02(k) attached hereto. The Revolving Credit Facilities, the Term A Facility, the CDN Term A Facility, the JPY Term A-1 Facility, the Euro Term A Facility, the Sterling Term A Facility, the Brazilian Term A Facility and the Short Term A Facility, each as defined in, and after giving effect to, the Second Amended and Restated Credit Agreement, are collectively referred to as the “New Facilities”.

SECTION 4. Signature Pages to Second Amended and Restated Credit Agreement. With respect to the Borrowers, the signature page hereto in respect of the Borrowers shall be deemed for all purposes to be a signature page to the Second Amended and Restated Credit Agreement. With respect to any Lender, the signature pages hereto delivered by such Lender shall be deemed for all purposes to be signature pages to the Second Amended and Restated Credit Agreement.

SECTION 5. Conditions of Effectiveness. (1) This Agreement (other than Section 2 and Section 3 hereof) shall become effective as of the date when, and only when, the following conditions have been satisfied (the “Replacement Loan Effective Date”):

(a) Receipt by the Agent (or by the Agent’s counsel on its behalf) of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) counterparts of this Agreement duly executed by (A) each Replacement Term A Lender, (B) each Borrower, (C) each Guarantor, (D) Citibank, N.A., as the Existing Agent and as the Additional Collateral Agent, and (E) Bank of America, N.A., as the New Agent and as the Agent;

(ii) not later than four (4) Business Days immediately preceding the Replacement Loan Effective Date, one or more Notices of Borrowing delivered in respect of the Replacement Term A Advances and a notice of prepayment as required by Section 2.11 of the Existing Credit Agreement with respect to the Replaced Term Loans (as defined in the Existing Credit Agreement);

(iii) a certificate of a secretary or assistant secretary (or equivalent position) of each Loan Party, together with appropriate attachments which shall include the following items: (A) a true, complete and correct copy of the articles of incorporation, certificate of limited partnership, certificate of formation or organization or other constitutive document of such Loan Party, to the extent applicable certified by an appropriate Governmental Authority, (B) a true, complete and correct copy of the by-laws, partnership agreement or limited liability company or operating agreement (or other applicable organizational document) of such Loan Party, (C) a certified copy of the resolutions of the board of directors, board of managers or other appropriate entity of each of the Borrowers and each Guarantor authorizing the execution, delivery and performance by such Person of this Agreement and the transactions contemplated hereby and (D) certificates of legal existence and good standing, to the extent available, of such Loan Party issued by an appropriate Governmental Authority;

(iv) a favorable opinion addressed to the Agent, the Lenders and each Issuing Bank from (i) Clifford Chance US LLP, special New York counsel to the Loan Parties, (ii) special counsel for certain Subsidiaries of the Company in each of the jurisdictions in which the Agent may reasonably request, in each case, in form and substance reasonably satisfactory to the Agent; and (iii) King & Wood Mallesons, Australian counsel to the Agent, for those Loan Parties incorporated in Australia;

(v) a certificate of a Financial Officer of the Company attesting to the

Solvency (as defined in the Solvency Certificate) of the Loan Parties (taken as a whole) on the Replacement Loan Effective Date from a Responsible Officer of the Company;

(vi) a certificate from a Responsible Officer of each Borrower and each Guarantor (which may be the same Responsible Officer if duly qualified as such for each Borrower and each Guarantor, or for any subset thereof), in form and substance reasonably satisfactory to the Agent and dated as of the Replacement Loan Effective Date, certifying that (x) no Default or Event of Default has occurred and is continuing and (y) the representations and warranties set forth in the Second Amended and Restated Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality, in which case such qualified representations and warranties shall be true and correct; provided that any representations and warranties with respect to the Collateral Documents and related matters specified on Schedule 5.01(m) hereto shall only be required to be true and correct as of the time period specified for execution and effectiveness of such Collateral Documents and related matters;

(vii) subject to Section 9, satisfactory evidence of the existence of insurance required to be maintained by the Loan Parties, together with customary certificates of insurance and endorsements naming the Agent, on behalf of the Lenders, as an additional insured or lenders’ loss payee, as the case may be, under all such insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;

(viii)(a) U.S. GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of each of the Company and its Subsidiaries for each of the last three fiscal years most recently ended, and (b) unaudited consolidated balance sheets and related statements of income and cash flows of each of Company and its Subsidiaries for each subsequent fiscal quarter ended at least 45 days before the Second Restatement Effective Date and after December 31, 2013;

(ix) all documentation and other information that is (a) requested by the Agent (including on behalf of a Lender at such Lender’s request) prior to the Replacement Loan Effective Date and (b) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act; and

(x)(A) a standard flood hazard determination form ordered by the Agent evidencing whether each Mortgaged Property in the United States of America is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (B) for each Flood Hazard Property, the applicable Loan Party’s written acknowledgment of receipt of written notification from the Agent as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (C) for each Flood Hazard Property, copies of the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, and a declaration page confirming that flood insurance has been issued naming the Agent as sole loss payee on behalf of the Secured Parties.

(b) Since December 31, 2013, there shall not have occurred any event or condition that has had or would be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

(c) The Borrowers shall have paid:

(i) all accrued fees of the Agent, of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Crédit Agricole Corporate and Investment Bank, Morgan Stanley Senior Funding, Inc. and RBS Securities, as lead arrangers in respect of this Agreement; and

(ii) all reasonable and documented out-of-pocket expenses of the Agent, of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Crédit Agricole Corporate and Investment Bank, Morgan Stanley Senior Funding, Inc. and RBS Securities, as lead arrangers in respect of this Agreement (including the reasonable and documented fees and expenses of Shearman & Sterling LLP and the other, non–United States counsel for the Agent), in each case to the extent invoiced to the Company at least two (2) Business Days prior to the Replacement Loan Effective Date.

(d) The Borrowers shall have paid all invoiced accrued fees and reasonable and documented out-of-pocket expenses of the Existing Agent (including the reasonable and documented fees and expenses of Shearman & Sterling LLP and other counsel for the Existing Agent), in each case to the extent invoiced to the Company at least two (2) Business Days prior to the Replacement Loan Effective Date.

(e) The Agent shall have received an “Australian Deed of Retirement and Appointment”, duly executed by (A) Citibank, N.A., as the Existing Agent and as the Additional Collateral Agent, and (B) Bank of America, N.A., as the New Agent and as the Agent.

(2) Section 2 of this Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied (the “Incremental Effective Date”):

(a) Receipt by the Agent (or by the Agent’s counsel on its behalf) of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) counterparts of this Agreement duly executed by (A) each Incremental Term A Lender, (B) each Borrower, (C) each Guarantor, (D) Citibank, N.A., as the Existing Agent and as the Additional Collateral Agent, and (E) Bank of America, N.A., as the New Agent and as the Agent; and

(ii) not later than four (4) Business Days immediately preceding the Incremental Effective Date, one or more Notice of Borrowing delivered in respect of the Incremental Term A Advances.

(b) The Replacement Loan Effective Date shall have occurred and the Replacement Loan Refinancing shall have been consummated prior to the Incremental Effective Date in accordance with the terms hereof.

(3) Section 3 of this Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied (the “Second Restatement Effective Date”):

(c) Receipt by the Agent (or by the Agent’s counsel on its behalf) of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) counterparts of this Agreement duly executed by (A) each Lender, including by Lenders which are also “Lenders” (as defined under the Existing Credit Agreement) constituting the “Required Lenders” (as defined under the Existing Credit Agreement, determined after giving full effect to transactions set forth in Sections 1 and 2 of this Agreement), (B) each Borrower, (C) each Guarantor, (D) Citibank, N.A., as the Existing Agent and as the Additional Collateral Agent, and (E) Bank of America, N.A., as the New Agent and as the Agent;

(ii) a Note executed by the applicable Borrower in favor of each Term Lender and Revolving Credit Lender that has requested a Note in respect of its CDN Term A Advances, Euro Term A Advances, JPY Term A-1 Advances, Short Term A Advances, Sterling Term A Advances, Term A Advances (each as defined in the Second Amended and Restated Credit Agreement) or New Revolving Commitments, respectively, at least three (3) Business Days in advance of the Second Restatement Effective Date;

(iii) not later than four (4) Business Days immediately preceding the Second Restatement Effective Date, one or more Notices of Borrowing delivered in respect of any Advances requested under the New Facilities;

(iv) not later than four (4) Business Days immediately preceding the Second Restatement Effective Date, a termination notice as required pursuant to

Section 2.06 of the Existing Credit Agreement with respect to the Revolving Credit Commitments (as defined in the Existing Credit Agreement) being terminated in connection with the issuance of the New Revolving Commitments; and

(v) not later than four (4) Business Days immediately preceding the Second Restatement Effective Date, notices of prepayment as required by Section 2.11 of the Existing Credit Agreement with respect to all outstanding Term B-1 Advances and Euro Term B-1 Advances.

(d) The Replacement Loan Effective Date and Incremental Effective Date shall have occurred, the Incremental Term A Advances shall have been funded, and the Refinancing shall have been consummated substantially concurrently with the Second Restatement Effective Date in accordance with the terms hereof.

SECTION 6. Consent and Affirmation of the Guarantors. Each Guarantor (prior to and after giving effect to this Agreement) hereby consents to the consummation of each of the transactions set forth herein, and the amendment and restatement of the Existing Credit Agreement effected hereby, and confirms and agrees that (a) notwithstanding the consummation of each of the transactions set forth herein and the effectiveness of such amendment and restatement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Second Restatement Effective Date, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended, restated and modified by the Second Amended and Restated Credit Agreement, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations (subject, in each case, to (i) any amendments or other modifications to any such Collateral Document to be completed following the Second Restatement Effective Date in accordance with Schedule 5.01(m) hereto and (ii) any and all limitations which apply to the guarantee obligations of such Guarantor, including but not limited to any limitations contained in a Foreign Subsidiary Guaranty to which such Guarantor is or becomes a party). For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Second Amended and Restated Credit Agreement and the other Loan Documents (subject, in each case, to any amendments or other modifications to any such Loan Documents to be completed following the Second Restatement Effective Date in accordance with Schedule 5.01(m) hereto).

SECTION 7. Confirmation of Representations and Warranties on Second Restatement Effective Date.

(a) Each Borrower and each other Loan Party hereby represents and warrants, on and as of the date hereof, that all representations and warranties contained in Article IV of the Second Amended and Restated Credit Agreement and each other Loan Document (other than the Second Amended and Restated Credit Agreement) to which it is a party are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided further that any representations and warranties with respect to the Collateral Documents and related matters specified on Schedule 5.01(m) hereto shall only be required to be true and correct as of the time period specified for execution and effectiveness of such Collateral Documents and related matters.

(b) Each Borrower and each other Loan Party represents and warrants, on and as of the date hereof, that (a) it has the requisite power to execute and deliver this Agreement, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken and (b) this Agreement has been duly authorized, executed and delivered by it.

(c) Each Borrower and each Loan Party hereby acknowledges that it has been provided with a copy of the Second Amended and Restated Credit Agreement and each of the other Loan Documents.

(d) Each Borrower and each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 8. Reference to and Effect on the Loan Documents. (a) On and after the Second Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended, restated and modified by this Agreement.

(b) On and after the Second Restatement Effective Date, each reference in the Existing Credit Agreement, and in each other Loan Document (other than the Mortgages and the Foreign Collateral Documents (as defined below)), as well as the schedules and exhibits to the Existing Credit Agreement and to such Loan Documents, to Citibank, N.A. in its capacity as “Agent”, and each reference in the Notes and each of the other Loan Documents to Citibank, N.A. in its capacity as “Agent”, shall mean and be a reference to Bank of America, N.A. in its capacity as “Agent” pursuant to the Loan Documents, as amended, restated and modified by this Agreement. For greater certainty, each reference to the “Agent” acting in its capacity as fondé de pouvoir, agent, mandatary, custodian and depositary for and on behalf of the Secured Parties in the Existing Credit Agreement or any other Loan Document shall be a reference to Bank of America, N.A. in its capacity as “Agent”.

(c) The Existing Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the

Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.

(d) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swing Line Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) The Loan Parties agree that this Agreement shall be a Loan Document for all purposes of the Second Amended and Restated Credit Agreement and the other Loan Documents.

(f) Nothing contained in this Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

SECTION 9. Post-Closing Collateral Matters.

(a) The Borrowers shall ensure that the matters specified in Schedule 5.01(m) hereto shall be completed or otherwise satisfied as set forth thereon and in the time periods set forth thereon (as such time periods may be extended by the Agent in its discretion, without any requirement for Lender consent), and the parties hereto hereby agree that any failure to do so shall constitute a Default under Section 6.01(c)(ii) of the Second Amended and Restated Credit Agreement.

(b) For the avoidance of doubt the Company shall, in accordance with (and without duplication of any amounts paid under) Section 9.04 of the Second Amended and Restated Credit Agreement, following the Second Restatement Effective Date, pay promptly (but in any event within 30 days of its receipt of an invoice therefor) all invoiced, reasonable and documented out-of-pocket expenses of the Agent (including the reasonable and documented fees and expenses of Shearman & Sterling LLP and the other, non–United States, counsel for the Agent), in each case to the extent invoiced to the Company after the second Business Day prior to the Second Restatement Effective Date.

SECTION 10. New Agent and Additional Collateral Agent. (a) Effective upon the Second Restatement Effective Date, (i) Citibank, N.A., in its capacity as “Agent” with respect to the Loan Documents (the “Existing Agent”) hereby resigns as Agent under the Existing Credit Agreement; (ii) the Existing Agent hereby assigns to Bank of America, N.A., as the successor Agent (the “New Agent”), without recourse and without representations or warranties of any kind (express, implied or otherwise), and subject, in the case of any such rights, powers and privileges, to Section 10(c) hereof, all of the Existing Agent’s rights, powers, privileges, obligations, responsibilities and duties as Existing Agent under or in respect of the Existing Credit Agreement (and the Loan Documents as defined therein (the “Existing Loan Documents”)), including, without limitation, all rights, titles and interests (I) in and to the Parallel Debt (as defined in the Existing Credit Agreement) and (II) as secured party or lien holder thereunder or in connection therewith and all collateral, in each case held in its capacity as Existing Agent (but not as a Lender)

(provided that, the Additional Collateral Agent, acting as a “sub-agent” of the Agent pursuant to Section 8.09 of the Second Amended and Restated Credit Agreement shall retain its rights and obligations with respect to its role as “Collateral Agent” (including, for greater certainty, as fondé de pouvoir and as agent, mandatary, custodian and depositary for and on behalf of the Secured Parties pursuant to Section 8.10 of the Second Amended and Restated Credit Agreement) and shall continue to act as “Collateral Agent” in all respects, solely with respect to (1) the domestic Mortgages of real properties of the Loan Parties in existence as of the date hereof, (2) the local law Collateral Documents with respect to Australia, Brazil, Canada, Germany, Japan, Luxembourg, Mexico, Netherlands and the United Kingdom (collectively, the “Specified Jurisdictions”; and such Collateral Documents, the “Foreign Collateral Documents”), with respect to each such Mortgage and Foreign Collateral Document, only until such time as such Mortgage or Foreign Collateral Document, as the case may be, is amended or otherwise modified to provide for the replacement of the Additional Collateral Agent by the Agent as the applicable “Collateral Agent” thereunder and upon the amendment of all such Mortgages and Foreign Collateral Documents, Citibank, N.A. shall cease to be the “Additional Collateral Agent” under the Second Amended and Restated Credit Agreement and the other Loan Documents); and (iii) Bank of America, N.A. hereby accepts such appointment as the New Agent and assumes all the obligations, responsibilities and duties of the Existing Agent (including, without limitation, all of the Existing Agent’s right, title and interests in and to the Parallel Debt pursuant to Section 9.19 of the Second Amended and Restated Credit Agreement) in accordance with the terms hereof and the other Loan Documents, effective as of the date hereof, including the assignment to Bank of America, N.A. of all rights, titles and interests as secured party or lien holder thereunder or in connection therewith and all collateral, in each case to be held in such capacities as New Agent (but not as a Lender). The Existing Agent agrees to execute and deliver all further documents, certificates and instruments, including, without limitation, assignments of mortgages, intellectual property agreements, and acknowledgements to deposit account control agreements, as the Company or the New Agent may reasonably request to evidence the assignment and transfer referred to above (in each case, at the expense of Company, which expenses shall be reimbursed promptly by the Company following the Company’s receipt of a reasonably detailed invoice therefor). Upon effectiveness of this Agreement, the Existing Agent shall be discharged from all of its duties, obligations and responsibilities under the Loan Documents, other than with respect to its rights and obligations with respect to its role as “Collateral Agent”, and shall continue to act as “Collateral Agent”, in all respects, solely with respect to the Mortgages, and the Foreign Collateral Documents with respect to each Specified Jurisdiction, until such time as the New Agent notifies the Company and the Additional Collateral Agent in writing that the “Collateral Agent” role has been effectively transferred to the New Agent in such jurisdiction. Each Loan Party and each Lender hereby ratifies the appointment of Bank of America, N.A. as the New Agent, the retirement by Citibank, N.A. as the Existing Agent and the appointment of Citibank, N.A. as Additional Collateral Agent.

(b) In furtherance of the foregoing, the Existing Agent hereby assigns to the New Agent, without recourse and without representations or warranties of any kind, all of its rights, titles and interests under any and all Collateral Documents and UCC and PPSA financing statements or other similar filings or registrations (and financing statements in any other applicable jurisdictions) filed by the Existing Agent on behalf of itself and/or the Secured Parties in its capacity as Existing Agent in connection with the Existing Credit Agreement and the other Existing Loan Documents, other than to the extent such documents, filings or registrations relate to the Existing Agent’s role as Additional Collateral Agent. The New Agent may file such financing statements, financing change statements and other documents as it deems necessary or advisable to evidence the assignments made by the Existing Agent in this Agreement, provided that the New Agent shall have no authority to execute any such documents on behalf of the Existing Agent or otherwise to create or impose any obligation on or incur any liability on behalf of the Existing Agent.

(c) Anything contained herein to the contrary notwithstanding, (i) the rights of the Existing Agent, and the obligations of the Borrowers, under Article VIII and Section 9.04 of the Existing Credit Agreement shall survive the resignation of the Existing Agent, the amendment and restatement of the Existing Credit Agreement effected hereby, the assignment by the Existing Agent to the New Agent of certain rights, powers and privileges hereunder and the effectiveness of this Agreement, including, without limitation, with respect to all actions taken by the Existing Agent pursuant to or in connection with the Existing Credit Agreement or any failure to take such actions (in each case as though the Existing Agent were still the Agent thereunder), in each case with respect to actions taken (or failed to have been taken) prior to the Second Restatement Effective Date and (ii) the assignment by the Existing Agent to the New Agent of certain rights, powers and privileges hereunder shall be subject to such rights of the Existing Agent under Article VIII and Section 9.04 of the Existing Credit Agreement.

(d) Notwithstanding the foregoing, (i) Bank of America, N.A. shall not assume, nor shall Bank of America, N.A. be deemed to assume or be responsible for, any obligations of the Existing Agent under or pursuant to any Loan Document arising prior to the execution and delivery of this Agreement, and (ii) Citibank, N.A. shall not be responsible for any obligations of the Agent (other than any obligations in its separate capacity as Additional Collateral Agent) under or pursuant to any Loan Document arising on or after the effectiveness of this Agreement.

(e) The Loan Parties hereby release any and all claims against the Existing Agent and each Related Party of the Existing Agent arising out of, in any way connected with, or as a result of (i) the Existing Agent’s performance of its duties as administrative agent under the Existing Credit Agreement (and the Existing Loan Documents) and (ii) the Existing Agent’s resignation as Agent under the Existing Credit Agreement (and the Existing Loan Documents), other than any claim found by a court of competent jurisdiction in a final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Existing Agent or any Related Party of the Existing Agent.

(f) The provisions of this Section 10 apply notwithstanding any provisions of Section 8.07 of the Existing Credit Agreement to the contrary.

SECTION 11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Expenses. Each Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement and the replacement of the Existing Agent by the New Agent, including all reasonable fees of legal counsel, which shall be limited to Shearman & Sterling LLP and such local counsel as the Agent in its reasonable discretion believes are necessary to effect the actions contemplated by this Agreement.

SECTION 13. Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY RIGHT TO ANY OTHER JURISDICTION THAT IT MAY HAVE BY REASON OF DOMICILE OR ANY OTHER REASON AND OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

[Remainder of Page Intentionally Left Blank]

EXHIBIT A

Second Amended and Restated Syndicated Facility Agreement

Attached.

Schedule I

Replacement Term A Commitments and Incremental Term A Commitments

Schedule II

Designated Borrowers

Schedule 1.01(i)

Unrestricted Subsidiaries

Schedule 1.01(ii)

Subsidiary Guarantors

Schedule 1.01(iii)

Mortgaged Property

Schedule 2.01(e)

Letters of Credit

Schedule 4.01(c)(i)

Owned Real Property

Schedule 4.01(c)(ii)

Material Leased Property

Schedule 4.01(l)

Subsidiaries

Schedule 5.01(h)

Collateral

Schedule 5.01(m)

Post-Closing Matters

Schedule 5.02(a)

Liens

Schedule 5.02(b)

Existing Indebtedness

Schedule 5.02(d)

Investments

Schedule 5.02(e)

Dispositions

Schedule 5.02(f)

Fundamental Changes

Schedule 5.02(j)

Sales and Leasebacks

Schedule 5.02(k)

Negative Pledges

EXHIBIT A - FORM OF

REVOLVING CREDIT NOTE

U.S.$	Dated: , 20

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                                      (the “Borrower”), HEREBY PROMISES TO PAY to the order of                                      (the “Lender”) for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of [amount of the Lender’s Revolving Credit Commitment in figures] or, if less, the aggregate principal amount of the Revolving Credit Advances and Swing Line Advances made by the Lender to the Borrower pursuant to the Credit Agreement dated as of July 25, 2014 among Sealed Air Corporation, the other borrowers parties thereto, Bank of America, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance and Swing Line Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest in respect of each Revolving Credit Advance (i) in Dollars are payable in lawful money of the United States of America to the Agent in same day funds and (ii) in any Committed Currency are payable in such currency at the applicable Payment Office in same day funds. Both principal and interest of each Swing Line Advance are payable in lawful money of the United States of America to the Agent. Each Revolving Credit Advance and each Swing Line Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this promissory note.

This promissory note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances and Swing Line Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance and each such Swing Line Advance being evidenced by this promissory note, (ii) contains provisions for determining the Equivalent of Revolving Credit Advances denominated in Committed Currencies and (iii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

[NAME OF BORROWER]

By
Name: Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT B-1 - FORM OF

TERM A NOTE

$	Dated: , 20

FORM OF TERM A NOTE

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                              corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of                                  (the “Lender”) for the account of its Applicable Lending Office on the Termination Date, the aggregate unpaid principal amount of each Term A Loan made by the Lender to the Borrower pursuant to the Credit Agreement dated as of July 25, 2014 among Sealed Air Corporation, the other borrowers parties thereto, Bank of America, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

Both principal and interest in respect of each Term A Advance (i) in Dollars are payable in lawful money of the United States of America to the Agent in same day funds and (ii) in any Committed Currency are payable in such currency at the applicable Payment Office in same day funds. Each Term A Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this promissory note.

This promissory note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Term A Advances the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding amount first above mentioned, the indebtedness of the Borrower resulting from each such Term A Advance being evidenced by this promissory note, (ii) contains provisions for determining the Equivalent of Term A Advances denominated in JPY, Sterling, AU$, Euros or CDN and (iii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

[remainder of page intentionally left blank]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[BORROWER]

By:
Name: Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Type of Advance	Amount of Advance	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C - FORM OF

NOTICE OF BORROWING

Bank of America, N.A., as Agent

for the Lenders parties

to the Credit Agreement

referred to below

101 N. Tryon St.

NC1-001-05-46

Charlotte, NC 28255	[Date]

Attention: Bank Loan Syndications Department

Ladies and Gentlemen:

The undersigned, [Name of Borrower], refers to the Credit Agreement, dated as of July 25, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined) among Sealed Air Corporation, the other borrowers parties thereto, Bank of America, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement:

(i) The Proposed Borrowing will be a [US Revolving Credit Borrowing] [Multicurrency Revolving Credit Borrowing] [Term A Borrowing] [CDN Term A Borrowing] [JPY Term A Borrowing] [Euro Term A Borrowing] [Sterling Term A Borrowing] [Short Term A Borrowing] [Brazilian Term A Borrowing].

(ii) The Business Day of the Proposed Borrowing is                             , 20        .

(iii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurocurrency Rate Advances].

(iv) The aggregate amount of the Proposed Borrowing is $                            ][for a Proposed Borrowing in a Committed Currency, list currency and amount of Proposed Borrowing].

[(v) The initial Interest Period for each Eurocurrency Rate Advance made as part of the Proposed Borrowing is              month[s].]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A) all representations and warranties made by any Loan Party in Section 4.01 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects, with the same effect as though such representations and warranties were made on and as of the date hereof (except that (x) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (y) where such representations and warranties are already qualified as to materiality or Material Adverse Effect, such qualified representations and warranties shall be true and correct in all material respects); and

(B) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default or that constitutes or would, with the passage of time, constitute a Default.

Very truly yours,

[NAME OF BORROWER]

By
Name: Title:

EXHIBIT D - FORM OF

ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain Credit Agreement, dated as of July 25, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined) among Sealed Air Corporation, the other borrowers parties thereto, Bank of America, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto.

The “Assignor” and the “Assignee” referred to on Schedule 1 hereto agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement together with participations in Letters of Credit held by the Assignor on the date hereof. After giving effect to such sale and assignment, the Assignee’s Commitment(s) and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the [Term A Note] [Revolving Credit Note] [, if any,] held by the Assignor [and requests that the Agent exchange such Note for a new Note payable to the order of [the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and] the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement[, respectively,] as specified on Schedule 1 hereto].

3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.15 of the Credit Agreement.

4. The Assignee hereby expressly consents to the declarations of the Agent made on behalf and in the name of the Assignee as future pledgee or chargee in the Collateral Documents and the Assignee confirms that it is aware of the contents of such Collateral Documents. For the purposes of any accessory (akzessorisch) Collateral created under German law (an “Accessory Security”), the Assignee acknowledges that it will, from the Effective Date (as defined below) and pro rata to its participation in the amounts secured by such Accessory Security, become a direct beneficiary of the relevant Accessory Security.

5. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

6. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.12, 2.15, 2.16, 9.04 and 9.05 of the Credit Agreement to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under the Credit Agreement other than its obligations under Sections 8.05 of the Credit Agreement to the extent any claim thereunder relates to an event arising prior to such assignment and Section 9.08 of the Credit Agreement).

7. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the applicable Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the applicable Notes for periods prior to the Effective Date directly between themselves.

8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

9. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

Schedule 1

to

Assignment and Acceptance

Percentage interest assigned:

            %

Assignee’s Commitment:

$

Assignee’s Letter of Credit Commitment:

$

Aggregate outstanding principal amount of Advances assigned:

$

Principal amount of [Term A Note] [Revolving Credit Note] payable to Assignee:

$

Principal amount of [Term A Note] [Revolving Credit Note] payable to Assignor:

$

Effective Date*:                         , 201

[NAME OF ASSIGNOR], as Assignor

By
Title:

Dated: , 201

[NAME OF ASSIGNEE], as Assignee

By
Title:

Dated: , 201

*	This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

Domestic Lending Office:

            [Address]

Eurocurrency Lending Office:

            [Address]

Accepted [and Approved]*** this day of , 201

BANK OF AMERICA, N.A., as Agent

By
Title:

[Approved this day of , 201

SEALED AIR CORPORATION

By ]**
Title:

[Approved this day of , 201

[NAME OF ISSUING BANK]

By ]*
Title:

***

Not Required if the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund or any Federal Reserve Bank as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank.

**

Not Required if either (x) an Event of Default under Section 6.01(a) or (e) of the Credit Agreement has occurred and is continuing or (y) such assignment is to a Lender, an Approved Fund, an Affiliate of a Lender or to any Federal Reserve Bank as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank

*

Only Required for assignments of Revolving Credit Commitments, but not required if Assignee is Federal Reserve Bank as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank.

EXHIBIT E-1 - FORM OF

US SUBSIDIARY GUARANTY

[CIRCULATED SEPARATELY]

EXHIBIT E-2 - FORM OF

FOREIGN SUBSIDIARY GUARANTY

[CIRCULATED SEPARATELY]

EXHIBIT F - FORM OF

LOAN CERTIFICATE

FORM OF LOAN CERTIFICATE

[NAME OF CERTIFYING CREDIT PARTY]

Reference is made to that certain Credit Agreement, dated as of October 3, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined) among Sealed Air Corporation, the other borrowers parties thereto, Citibank, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto.

1. The undersigned authorized officer of [            ] (the “Certifying Credit Party”) hereby certifies as follows:

(a) The Specified Representations and the Merger Agreement Representations made by the Certifying Credit Party in each of the Loan Documents, in each case as they relate to the Loan Parties on the date hereof, are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and

(b) [            ] is the duly elected and qualified [TITLE] of the Certifying Credit Party and the signature set forth on the signature line for such officer below is such officer’s true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Certifying Credit Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Credit Party pursuant to such Loan Documents.

2. The undersigned [TITLE] of the Certifying Credit Party hereby certifies as follows:

(b) The Certifying Credit Party is a [corporation] [limited] [general] partnership] [limited liability company] duly organized, validly existing and in good standing under the laws of [jurisdiction];

(c) Attached hereto as Schedule A is a complete and correct copy of resolutions duly adopted by the [Board of Directors (or a duly authorized committee thereof)] [general partner] [members] of the Certifying Credit Party on [__], 2011 authorizing [(a)] the execution, delivery and performance of the Loan Documents (and any agreements relating thereto) to which it is a party [and (b) the extensions of credit contemplated by the Credit Agreement]1; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date

[1]	Borrowers only.

hereof and are now in full force and effect; and such resolutions are the only corporate proceedings of the Certifying Credit Party now in force relating to or affecting the matters referred to therein;

(d) Attached hereto as Schedule B is a true and complete copy of the certificate of [incorporation] [limited partnership] [formation] of the Certifying Credit Party as in effect on the date hereof, certified by the appropriate governmental authority in the jurisdiction of organization as of a recent date;

(e) Attached hereto as Schedule C is a true and complete copy of the [by-laws] [limited partnership agreement] [limited liability company agreement] of the Certifying Credit Party as in effect on the date hereof; and

(f) The following persons are now duly elected and qualified officers of the Certifying Credit Party holding the offices indicated next to their respective names below, and such officers hold such offices with the Certifying Credit Party on the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Credit Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Credit Party pursuant to such Loan Documents:

Name	Office	Date	Signature
[ ]
[TITLE]

IN WITNESS WHEREOF, the undersigned have hereto set our names as of                     ,         2011.

Name: Title: [ ]	Name: Title: [ ]

Schedule A

to the Closing Certificate

[Resolutions]

Exhibit A to the Closing Certificate

Schedule B

to the Closing Certificate

[Certificate of Incorporation/Limited Partnership/Formation]

Exhibit B to the Closing Certificate

Schedule C

to the Closing Certificate

[Bylaws/Limited Partnership Agreement/Limited Liability Company Agreement]

Exhibit C to the Closing Certificate

EXHIBIT G - FORM OF

SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

July [            ], 2014

This Solvency Certificate is delivered pursuant to Section 5(1)(a)(3) of the Second Restatement Agreement dated as of July 25, 2014 (the “Second Restatement Agreement”), among, Sealed Air Corporation (the “Company”), certain subsidiaries of the Company, the lenders party thereto (the “Lenders”), Bank of America, N.A., as agent (the “Agent”) and the other agents party thereto. Capitalized terms used and not defined herein have the meanings given to those terms in the Second Restatement Agreement.

The undersigned is the treasurer of the Company and in such capacity (i) is familiar with the financial condition of the Company and (ii) has made such investigation and inquiries as the undersigned deems necessary and prudent for purposes of providing this Solvency Certificate.

The undersigned hereby certifies, solely in his capacity as chief financial officer of the Company and not in his personal capacity, as follows:

1.	The amount of the “present fair saleable value” of the assets of the Company and its subsidiaries on a consolidated basis will, as of the date hereof, exceed the amount of all “liabilities of the Company, contingent or otherwise,” at a fair valuation, as such quoted terms are determined in accordance with applicable federal and state laws governing determination of the insolvency of debtors.

2.	The “present fair saleable value” of the assets of the Company and its subsidiaries on a consolidated basis will, as of the date hereof, be greater than the amount that will be required to pay the liability of the Company on its debts as such debts become absolute and matured.

3.	The Company will not have an unreasonably small amount of capital with which to conduct its business.

For purposes of the foregoing, (i) “debt” means liability on a “claim” and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

[Signature on following page]

Exhibit C to the Closing Certificate

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

Name: Tod. S Christie Title: Treasurer

Exhibit C to the Closing Certificate

EXHIBIT H-1- FORM OF

OPINION OF SIMPSON THACHER

& BARTLETT LLP

[CIRCULATED SEPARATELY]

Exhibit C to the Closing Certificate

EXHIBIT H-2- FORM OF

OPINION OF CLIFFORD CHANCE LLP

[CIRCULATED SEPARATELY]

EXHIBIT H-3- FORM OF

OPINION OF SPECIAL COUNSEL FOR

CERTAIN RESTRICTED SUBSIDIARIES

OF THE COMPANY

[CIRCULATED SEPARATELY]

Exhibit C to the Closing Certificate

EXHIBIT I - FORM OF

DESIGNATED BORROWER REQUEST

AND ASSUMPTION AGREEMENT

[DATE]

To each of the Lenders

parties to the Credit Agreement

(as defined below) and to Bank of America, N.A.

as Agent for such Lenders

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 25, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined) among Sealed Air Corporation, the other borrowers parties thereto, Bank of America, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto.

Please be advised that, pursuant to Section 9.09 of the Credit Agreement, the Company hereby designates its undersigned Subsidiary, [            ] (“Designated Borrower”), as a “Designated Borrower” under and for all purposes of the Credit Agreement.

The Designated Subsidiary, in consideration of each Lender’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Designated Borrower” and a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Borrower hereby represents and warrants to each Lender as follows:

(a) The Designated Borrower is a [            ] duly organized, validly existing and in good standing under the laws of [            ].

(b) The Designated Borrower has the corporate or comparable power and authority to execute, deliver and perform the terms and provisions of the Designated Borrower Agreement and has taken all necessary corporate or comparable action to authorize the execution, delivery and performance by it of each of the Designated Borrower Agreement. The Designated Borrower has duly executed and delivered the Designated Borrower Agreement, and the Designated Borrower Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Except as disclosed in the Company’s filings with the Securities and Exchange Commission prior to the date hereof, there are no actions, suits or proceedings pending or, to the knowledge of the Designated Borrower, threatened against the Designated Borrower in which there is a reasonable possibility of an adverse decision (i) which in any manner draws into question the validity or enforceability of any Loan Document or (ii) that would reasonably be expected to have a Material Adverse Effect.

This Designated Borrower Request and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SEALED AIR CORPORATION

By
Name:
Title:

[THE DESIGNATED SUBSIDIARY]

By
Name:
Title:

EXHIBIT J - FORM OF

DESIGNATED BORROWER NOTICE

Date:                     ,

To:	SEALED AIR CORPORATION

The Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

This Designated Borrower Notice is made and delivered pursuant to Section 9.09 of that certain Second Amended and Restated Credit Agreement dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sealed Air Corporation (the “Borrower”), the other borrowers named therein, Bank of America, N.A., as Agent, and each lender from time to time party thereto, and reference is made thereto for full particulars of the matters described therein.

The Agent hereby notifies Company and the Lenders that effective as of the date hereof [                    ] shall be a Designated Borrower and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement.

This Designated Borrower Notice shall constitute a Loan Document under the Credit Agreement.

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

EXHIBIT K - FORM OF

MORTGAGE

[CIRCULATED SEPARATELY]

EXHIBIT L-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That For U.S. Federal Income Tax Purposes Are Neither (i) Partnerships

Nor (ii) Disregarded Entities Whose Tax Owner is a Partnership)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sealed Air Corporation (the “Borrower”), the other borrowers named therein, Citibank, N.A., as Agent, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned (or if the Lender is a disregarded entity for U.S. federal income tax purposes, the owner of such Lender for U.S. federal income tax purposes (“Tax Owner”)) hereby certifies that (i) the Lender is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) the Lender (or, if the Lender is a disregarded entity for U.S. federal income tax purposes, its Tax Owner) is the sole beneficial owner of such loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) the Lender (and, if the Lender is a disregarded entity for U.S. federal income tax purposes, its Tax Owner) is not a (A) bank within the meaning of Section 881(c)(3)(A) of the Code, (B) ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or (C) controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (iv) the interest payments in question are not effectively connected with the undersigned’s (or its Tax Owner’s) conduct of a U.S. trade or business.

The undersigned (or its Tax Owner) has furnished the Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent and (ii) at the request of the Borrower or the Agent the undersigned shall furnish such Lender with a properly completed and currently effective certificate upon the expiration of a previously delivered certificate.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER] (the “Lender”)

By:
Name:
Title: [Tax Owner, if the Lender is a disregarded entity]

EXHIBIT L-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That For U.S. Federal Income Tax Purposes Are (i) Partnerships or

(ii) Disregarded Entities Whose Tax Owner is a Partnership)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sealed Air Corporation (the “Borrower”), the other borrowers named therein, Citibank, N.A., as Agent, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned (or if the Lender is a disregarded entity for U.S. federal income tax purposes, the owner of such Lender for U.S. federal income tax purposes (“Tax Owner”)) hereby certifies that (i) the Lender is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) the Lender’s (or its Tax Owner’s) partners/members (or the beneficial owners, as defined in Treasury Regulations § 1.1441-1(c)(6), of the payments made to such Lender (or its Tax Owner) under the Credit Agreement (the “Beneficial Owners”)) are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement, neither the Lender, its Tax Owner (if the Lender is a disregarded entity for U.S. federal income tax purposes) nor any of the Lender’s (or its Tax Owner’s) partners/members (or the Beneficial Owners) is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of the Lender’s partners/members (or the Beneficial Owners) (and, if the Lender is a disregarded entity for U.S. federal income tax purposes, none of its Tax Owner’s partners/members) is a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of the Lender’s partners/members (or the Beneficial Owners) (and, if the Lender is a disregarded entity for U.S. federal income tax purposes, none of its Tax Owner’s partners/members) is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s (or its Tax Owner’s) partners/members’ conduct of a U.S. trade or business (or that of the Beneficial Owners).

The undersigned (or its Tax Owner) has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its (or its Tax Owner’s) partners/members claiming the portfolio interest exemption: (i) IRS Form W-8BEN or (ii) IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent and (ii) at the request of the Borrower or the Agent the undersigned shall furnish such Lender with a properly completed and currently effective certificate upon the expiration of a previously delivered certificate.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER] (the “Lender”)

By:
Name:
Title: [Tax Owner, if the Lender is a disregarded entity]

Date:                                  , 20        .

EXHIBIT L-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

For Non-U.S. Participants That For U.S. Federal Income Tax Purposes Are Neither

(i) Partnerships Nor (ii) Disregarded Entities Whose Tax Owner is a Partnership)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sealed Air Corporation (the “Borrower”), the other borrowers named therein, Citibank, N.A., as Agent, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned (or if the Participant is a disregarded entity for U.S. federal income tax purposes, the owner of such Participant for U.S. federal income tax purposes (“Tax Owner”)) hereby certifies that (i) the Participant is the sole record owner of the participation in respect of which it is providing this certificate, (ii) the Participant (or, if the Participant is a disregarded entity for U.S. federal income tax purposes, its Tax Owner) is the sole beneficial owner of such participation, (iii) the Participant (and, if the Participant is a disregarded entity for U.S. federal income tax purposes, its Tax Owner) is not a (A) bank within the meaning of Section 881(c)(3)(A) of the Code, (B) ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or (C) controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (iv) the interest payments in question are not effectively connected with the undersigned’s (or its Tax Owner’s) conduct of a U.S. trade or business.

The undersigned (or its Tax Owner) has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (ii) at the request of the Borrower or the Agent the undersigned shall furnish such Lender with a properly completed and currently effective certificate upon the expiration of a previously delivered certificate.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT] (the “Participant”)

By:
Name:
Title: [Tax Owner, if the Participant is a disregarded entity]

Date:                                  , 20        .

EXHIBIT L-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That For U.S. Federal Income Tax Purposes Are (i) Partnerships or

(ii) Disregarded Entities Whose Tax Owner is a Partnership )

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sealed Air Corporation (the “Borrower”), the other borrowers named therein, Citibank, N.A., as Agent, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned (or if the Participant is a disregarded entity for U.S. federal income tax purposes, the owner of such Participant for U.S. federal income tax purposes (“Tax Owner”)) hereby certifies that (i) the Participant is the sole record owner of the participation in respect of which it is providing this certificate, (ii) the Participant’s (or its Tax Owner’s) partners/members (or the beneficial owners, as defined in Treasury Regulations § 1.1441-1(c)(6), of the payments made to such Participant (or its Tax Owner) under the Credit Agreement (the “Beneficial Owners”)) are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned, its Tax Owner (if the Participant is a disregarded entity for U.S. federal income tax purposes) nor any of its (or its Tax Owner’s) partners/members (or the Beneficial Owners) is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of the Participant’s partners/members (or the Beneficial Owners) (and, if the Participant is a disregarded entity for U.S. federal income tax purposes, none of its Tax Owner’s partners/members) is a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of the Participant’s partners/members (or the Beneficial Owners) (and, if the Participant is a disregarded entity for U.S. federal income tax purposes, none of its Tax Owner’s partners/members) is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s (or its Tax Owner’s) partners/members’ conduct of a U.S. trade or business (or that of the Beneficial Owners).

The undersigned (or its Tax Owner) has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its (or its Tax Owner’s) partners/members claiming the portfolio interest exemption: (i) IRS Form W-8BEN or (ii) IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) at the request of the Borrower or the Agent the undersigned shall furnish such Lender with a properly completed and currently effective certificate upon the expiration of a previously delivered certificate.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT] (the “Participant”)

By:
Name:
Title: [Tax Owner, if the Participant is a disregarded entity]

Date:                                  , 20        .

EXHIBIT M

AUCTION PROCEDURES

Summary. The Borrowers may conduct one or more Auctions in order to make Auction Prepayments pursuant to the procedures described in this Exhibit M.

Notice Procedures. In connection with an Auction, the Borrowers will provide notification to the Agent, for distribution to the Lenders (an “Auction Notice”, substantially in the form attached hereto as Annex A with such changes therein as the Borrower and the Agent may agree). Each Auction Notice shall contain (a) an aggregate prepayment amount (each, an “Auction Amount”), which may be expressed at the election of the Borrowers as either (i) the total par principal amount of the Term Advances offered to be prepaid or (ii) the total cash amount offered to be paid pursuant to the Auction, (b) the discount to par, which shall be a range (the “Discount Range”), equal to a percentage of par of the principal amount of the applicable Term Advances expressed as a price per $1,000; provided that the par principal amount of the Term Advances offered to be prepaid in each Auction shall be in a minimum aggregate amount of $1,000,000 and with minimum increments of $100,000 (it being understood that the par principal amount of Term Advances actually prepaid may be less than the minimum amount in the event that the aggregate par principal amount of Term Advances actually offered to be available for prepayment by Lenders in such Auction is less than the minimum amount) and (c) the date by which Lenders are required to indicate their election to participate in such proposed Auction (the “Acceptance Date”) which shall be at least five Business Days following the date of the Auction Notices.

Reply Procedures. In connection with any Auction, each Lender may provide the Agent with a notice of participation with respect to Term Loans (the “Return Bid”, substantially in the form attached hereto as Annex B with such changes therein as the Borrower and the Agent may agree) which shall specify (i) a discount to par that must be expressed as a price per $1,000 (the “Reply Price”), which must be within the applicable Discount Range and (ii) a par principal amount of the applicable Term Advances which must be in increments of $100,000 (subject to rounding requirements specified by the Agent) (the “Reply Amount”). The foregoing minimum increment amount condition shall not apply if a Lender submits a Reply Amount equal to such Lender’s entire remaining amount of its applicable Term Advances. Lenders may only submit one Return Bid per Auction in their capacity as a Term Lender; provided that the Borrowers and the Agent may elect to permit multiple bids, in which case the Borrowers and the Agent may agree to establish procedures under which each Return Bid may contain up to three bids, only one of which can result in a Qualifying Bid (as defined below). Any Lender with outstanding Term Loans whose Reply Bid is not received by the Agent by the Acceptance Date shall be deemed to have declined to accept an Auction Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

Acceptance Procedures. Based on the Reply Prices and Reply Amounts received by the Agent, the Agent, in consultation with the Borrower, will determine the applicable discounted price (the “Applicable Discounted Price”) for the Auction, which will be the lower of (i) the lowest Reply Price for which the Borrower can complete the Auction at the Auction Amount and

(ii) in the event that the aggregate amount of the Reply Amounts relating to such Auction Notice are insufficient to allow the Borrower to prepay the entire Auction Amount, the highest Reply Price that is within the Discount Range so that the Borrower can complete the Auction at such aggregate amount of Reply Amounts. The Borrower shall prepay the applicable Term Advances (or the respective portions thereof) from each Lender with a Reply Price that is equal to or less than the Applicable Discounted Price (“Qualifying Bids”) at the Applicable Discounted Price; provided that if the aggregate amount required to prepay Qualifying Bids (or, in the case of an Auction Amount expressed as a total par principal amount, if the aggregate par principal amounts of the Qualifying Bids) would exceed the Auction Amount for such Auction, the Borrower shall prepay such Qualifying Bids at the Applicable Discounted Price ratably based on the respective principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Agent). In any Auction for which the Agent and the Borrower have elected to permit multiple bids, if a Lender has submitted a Return Bid with respect to the applicable Term Advances containing multiple bids at different Reply Prices, only the bid with the highest Reply Price that is equal to or less than the Applicable Discounted Price will be deemed the Qualifying Bid with respect to the applicable Term Advances of such Lender. Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable.

Additional Procedures. In connection with any Auction, upon submission by a Lender of a Qualifying Bid, such Lender will be obligated to accept the prepayment of the entirety or its pro rata portion of its applicable Term Advances in the Reply Amount at the Applicable Discounted Price. The Borrower will not have any obligation to prepay any Term Loans outside of the applicable Discount Range nor will any Return Bids outside such applicable Discount Range be considered in any calculation of the Applicable Discounted Price or satisfaction of the Auction Amount. Each prepayment of Term Loans in an Auction shall be consummated pursuant to procedures (including as to response deadlines for Return Bids, settlement periods, rounding amounts, type and Interest Period of accepted Term Loans, and calculation of Applicable Discounted Price referred to above) established by the Agent and agreed to by the Borrower. The Borrower may extend the Acceptance Date of an Auction by notice given at least 24 hours before the Acceptance Date set forth in the Auction Notice. The provisions of this Exhibit M shall not limit or restrict the Borrower from making voluntary prepayments of any Term Loans in accordance with Section 2.11(a) of this Agreement.

Annex A

FORM OF

AUCTION NOTICE

Citibank, N.A., as Agent

for the Lenders parties

to the Credit Agreement

referred to below

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loan Syndications Department

Re: Auction

Ladies and Gentlemen:

Credit Agreement, dated as of October 3, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Sealed Air Corporation, the other borrowers parties thereto, Citibank, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures.

The [Borrowers] hereby give notice to the Lenders that it desires to conduct the following Auction:

•	Auction Amount: $[ ], representing [the total par principal amount of Term Advances] [the total cash amount offered to be paid in exchange for Term Advances] pursuant to the Auction

•	Discount Range: Not less than $[ ] nor greater than $[ ] per $1,000 principal amount of Term Advances

The [Borrowers] hereby represent that they do not have any material non-public information with respect to the Loan Parties that has not been disclosed to the Lenders (other than Lenders that do not wish to receive material non-public information with respect to the Loan Parties) prior to the date hereof

The Auction shall be consummated in accordance with Auction Procedures with each Return Bid due by [            ].

Very truly yours,

[NAME OF BORROWERS],

By:
Name:
Title:

Annex A

FORM OF

RETURN BID

[Lender Letterhead]

[Insert Administrative Agent Contact Details]

Re: Auction

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of October 3, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Sealed Air Corporation, the other borrowers parties thereto, Citibank, N.A., as Agent for the Lenders and the other financial institutions from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures.

The undersigned Lender hereby gives notice of its participation in the pending Auction by submitting the following Return Bid:

Loans	Reply Price (price per $1,000)	Reply Amount (par principal amount)
[Insert applicable class or classes of Term Loans]	$[ ]	$[ ]

The undersigned Lender acknowledges that the submission of this Return Bid obligates the Lender to accept the prepayment of the entirety of its pro rata portion of its [Insert applicable class or classes of Term Loans] in the Reply Amount at the Applicable Discounted Price, and that this Return Bid may not be withdrawn.

Very truly yours,

[LENDER]

By:
Name:
Title: